UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities and Exchange Act of 1934
Date of Report (Date of earliest event reported): February 3, 2006
LCA-VISION INC.
(Exact name of registrant as specified in its charter)

Delaware	0-27610	11-2882328
(State or Other Jurisdiction of	(Commission	(IRS Employer
Incorporation)	File Number)	Identification No.)

7840 Montgomery Road, Cincinnati, Ohio	45236
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (513) 792-9292
N/A
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers
Item 7.01 Regulation FD Disclosure
Item 9.01 Financial Statements and Exhibits
SIGNATURES

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
On February 3, 2006, LCA-Vision Inc. announced the appointment of Craig Joffe as interim Chief Executive Officer. The appointment is effective as of March 1, 2006. Stephen Joffe, the current Chief Executive Officer, has announced that he will step down effective that date. Stephen Joffe will remain Chairman of the Board of Directors and will assist in the transition of executive management responsibilities. Craig Joffe will be considered a candidate for permanent appointment for the position in the search that the Nominating and Governance Committee of the Board of Directors will initiate for a new Chief Executive Officer.
Chief Operating Officer and General Counsel of LCA-Vision since September 2005, Craig Joffe served as Senior Vice President and General Counsel of the Company since March 2003. A graduate of Harvard Law School, Craig Joffe, 33, was previously Assistant General Counsel of IAC/InterActiveCorp, a leading publicly traded interactive commerce company from September 2000 to February 2003, and a corporate finance attorney at Sullivan & Cromwell for over three years. Craig Joffe is the son of Stephen Joffe, and has been a director of LCA-Vision since 2004.
Item 7.01 Regulation FD Disclosure.
On February 3, 2006, LCA-Vision Inc. issued a press release to announce the event reported under Item 5.02 above and to reaffirm prior revenue guidance growth for 2006. The text of the press release is furnished as Exhibit 99.1 to this Form 8-K.
The information in this Item 7.01 of this Current Report on Form 8-K and the Exhibit attached hereto is furnished pursuant to the rules and regulations of the Securities and Exchange Commission and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.
(c) Exhibits.
99.1 Press release dated February 3, 2006
LCA-VISION NAMES CRAIG JOFFE INTERIM CHIEF EXECUTIVE OFFICER
Stephen Joffe to Step Down as CEO Effective March 1, 2006;
Will Remain Chairman of the Board of Directors
Cincinnati, February 3, 2006 — LCA-Vision Inc. (Nasdaq: LCAV), a leading provider of laser vision correction services under the LasikPlus brand, today announced the appointment of Craig Joffe, LCA-Vision’s current Chief Operating Officer and General Counsel, to the interim position of Chief Executive Officer. The appointment is effective as of March 1, 2006, when Stephen Joffe steps down as Chief Executive Officer. Stephen Joffe will remain Chairman of the LCA-Vision Board of Directors and will assist in the orderly transition of CEO responsibilities.
The Nominating and Governance Committee of the Board of Directors will initiate a search for a new Chief Executive Officer. Craig Joffe will be considered a candidate for permanent appointment as Chief Executive Officer.
The Board stated “Stephen Joffe founded LCA-Vision and its success today is due, in significant part, to his vision and drive. He has made a tremendous contribution to the company. Largely because of his leadership, LCA-Vision is well positioned for future growth and to achieve operating and financial results consistent with its position as the nation’s preeminent provider of laser vision correction services.” Stephen Joffe said, “I am very proud of what we have accomplished at LCA-Vision. I believe we have an excellent team in place and are well positioned for the future.”
2006 Guidance & Upcoming Earnings Conference Call
LCA-Vision reaffirms prior revenue guidance growth for 2006 over 2005 of at least 30% to 40%. The company plans to provide additional 2006 financial and operational guidance on February 22, 2006 at the time of its release of its fourth quarter and full-year 2005 financial results. A conference call and webcast will be held at 10:00 a.m. ET on February 22, 2006 and will follow the standard format of a presentation by management followed by a question and answer session. The dial in number for the conference call is 866-322-1352. The webcast and presentation will be available at the investor relations section of LCA-Vision’s website.
Forward-Looking Statements
This news release contains forward-looking statements based on current expectations, forecasts and assumptions of LCA-Vision that are subject to risks and uncertainties. Forward-looking statements in this release, including statements regarding our belief that revenues and earnings will exhibit healthy year-over-year growth for fiscal 2006, among others, are based on information available to us as of the date hereof. Actual results could differ materially from those stated or implied in such forward-looking statements due to risks and uncertainties associated with our business, including, without limitation, those concerning global and local economic, political and sociological conditions; market acceptance of our services; the successful execution of marketing strategies; competition in the laser vision correction industry; an inability to attract new patients; the possibility of long-term side effects and adverse publicity regarding laser vision correction; adverse financial consequences in connection with the expensing of stock options or other equity-based compensation; operational and management instability; regulatory action against us or others in the laser vision correction industry; and the relatively high fixed cost structure of our business. For a further discussion of the factors that may cause actual results to differ materially from current expectations, please review our filings with the Securities and Exchange Commission, including but not limited to our Forms 10-K and 10-Q. Except to the extent required under the federal securities laws and the rules and regulations promulgated by the Securities and Exchange Commission, we assume no obligation to update the information included in this news release, whether as a result of new information, future events, or circumstances, or otherwise.
About LCA-Vision Inc./LasikPlus
LCA-Vision Inc. is a leading provider of laser vision correction services under the LasikPlus brand. We own and operate 50 LasikPlus fixed-site laser vision correction centers in the United States and a joint venture in Canada. Additional information is available at our corporate websites: www.lca-vision.com and www.lasikplus.com. It’s Not Just LASIK. It’s LasikPlus!
For Additional Information
Patricia Forsythe
V.P. Investor Relations
513-792-5629
pforsythe@lca.com

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LCA-VISION INC.

/s/ Alan H. Buckey

Alan H. Buckey
Executive Vice President/Finance and
Chief Financial Officer
Date: February 6, 2006